UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 03, 2006

KEYNOTE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo, CA	94404
(Address of principal executive offices)	(Zip Code)

(650) 403-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES EXHIBIT INDEX

Exhibit 23.1

Exhibit 99.1

Exhibit 99.2

Explanatory Note

This Amendment No.1 to Form 8-K/A amends and supplements the Current Report on Form 8-K (the “Initial 8-K”) filed by Keynote Systems, Inc (“Keynote”) on April 7, 2006. This amendment provides the audited historical financial statements of SIGOS Systemintegration GmbH (“SIGOS”), a business acquired by Keynote on April 3, 2006, as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not required to be included in the Form 8-K originally filed on April 7, 2006.

Item 1.01 of the Initial 8-K is amended to read in its entirety as follows:

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 3, 2006, Keynote Systems, Inc. (“Keynote”) entered into a definitive share purchase and transfer agreement (the “Purchase Agreement”) to acquire SIGOS Systemintegration GmbH (“SIGOS”). Pursuant to the terms of the Purchase Agreement, Keynote will acquire all the outstanding shares of SIGOS for €25 million. Of the cash issued at closing, €5 million is being withheld by Keynote for specified holdbacks. In addition, Keynote will pay earn-out proceeds up to an additional €8 million in cash if certain revenue and profitability milestones are achieved in calendar 2006. The shares of SIGOS were previously held by Messrs. Helmut Friedel, Johannes Reis, Erich Weikert, Johann Banken, Adil Kaya, Martin Lohlein, and Norbert Neumeister. Keynote will operate SIGOS as a wholly owned subsidiary and rename the company Keynote SIGOS. Johannes Reis, CEO of SIGOS will continue in his position as CEO of Keynote SIGOS and report to Umang Gupta, chairman and CEO of Keynote. The remainder of SIGOS’s executive management is expected to remain in place. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be filed as an exhibit to Keynote’s Form 10-Q for the period ended June 30, 2006. A copy of the press release issued by Keynote on April 3, 2006 concerning the transaction is filed with the original Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired

The required financial statements of SIGOS as of and for the twelve months ended December 31, 2004 and 2005 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information

Item 9.01(b) of the Form 8-K filed by Keynote on April 7, 2006 is hereby amended to include the pro forma financial information of Keynote prepared to give pro forma effect to the acquisition of SIGOS appearing in exhibit 99.2 to this report, which is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of KPMG Deutsche Treuhand-Gesellschaft, Independent Auditors

99.1	Historical Financial Statements of SIGOS Systemintegration GmbH

99.2	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: June 16, 2006	By:	/s/ Andrew Hamer
Andrew Hamer
Vice President and Chief Financial Officer